                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Escalon Medical Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[ESCALON (R) LOGO]

                                           Escalon Medical Corp.
                                           351 E. Conestoga Road
                                           Wayne, PA  19087
                                           Tel. 610-688-6830 Fax. 610-688-3641
--------------------------------------------------------------------------------

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 2, 2000

To the Stockholders of Escalon Medical Corp.:

      NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Stockholders of Escalon Medical Corp. (the "Company") will be held at the offices of Duane, Morris & Heckscher LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, on Tuesday, November 2, 2000, at 9:00 a.m., local time, for the following purposes:

      1.    To elect two Class I directors;

      2. To consider a proposal to approve an amendments to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan;

      3. To consider a proposal to approve the Company's Equity Incentive Plan for Employees of Sonomed, Inc.;

      4. To ratify the selection of Parente Randolph Orlando Carey & Associates, LLP as the Company's independent auditors for the fiscal year ending June 30, 2001; and

      5. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on September 22, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

      Stockholders are cordially invited to attend the Annual Meeting. In order to constitute a quorum for the conduct of business at the Annual Meeting, the holders of a majority of all outstanding shares of the Company's Common Stock entitled to vote must be present in person or be represented by proxy.


                                          By Order of the Board of Directors,

                                          /s/ Harry M. Rimmer

                                          Secretary
                                          Harry M. Rimmer

Wayne, Pennsylvania
September 29, 2000

===============================================================================
EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A STOCKHOLDER DECIDES TO ATTEND THE ANNUAL MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.
===============================================================================

                              ESCALON MEDICAL CORP.
                              351 E. CONESTOGA ROAD
                                 WAYNE, PA 19087


                                 PROXY STATEMENT


                       2000 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2000

GENERAL INFORMATION ON THE MEETING

      This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Escalon Medical Corp., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held on Tuesday, November 2, 2000, at 9:00 a.m., local time, at the offices of Duane, Morris & Heckscher LLP, One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19103-7396, and at any adjournment, postponement or continuation thereof.

      The cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to the use of the mails, proxies may be solicited by certain officers, directors and regular employees of the Company, without extra compensation, by telephone, facsimile transmission or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy material to the beneficial owners of the Company's Common Stock. This proxy statement and accompanying proxy are first being sent to the stockholders of the Company on or about September 29, 2000.

RECORD DATE AND VOTING

      Only stockholders of record at the close of business on September 22, 2000 are entitled to notice of, and to vote at, the Annual Meeting. As of September 22, 2000, 3,242,184 shares of the Company's Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on all matters to come before the meeting.

      The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company written notice of revocation or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder delivering a valid proxy to the Secretary of the Company bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. In the absence of instructions, shares represented by valid proxies will be voted for all nominees listed herein under "Election of Directors," for the approval of the amendment to the Company's 1999 Equity Incentive Plan and for ratification of the selection of Parente Randolph

Orlando Carey & Associates, LLP as the Company's independent auditors for the fiscal year ending June 30, 2001.

      The election of directors will be determined by a plurality of the votes cast, while approval of any other items at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting. Shares in "street name" held through a broker or other nominee, such broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if the broker or nominee is not provided with specific instructions, the shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


                                (PROPOSAL NO. 1)

                              ELECTION OF DIRECTORS

      The Company's Board of Directors consists of six members. Each director is elected for a term of three years and until his successor is elected and has qualified or until his earlier resignation or removal. The current three-year terms of the Company's directors expire in the years 2000, 2001 and 2002, respectively.

      Two Class I directors are to be elected at the annual meeting. Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below, all of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filed by a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

      The names of the nominees for Class I directors and the Class II directors and Class III directors who will continue in office after the annual meeting until the expiration of their respective terms, together with certain information regarding them, are as follows:

---------------------------------------------------------------------------------------------------------------------

CLASS I DIRECTORS                                        NOMINEES FOR ELECTION
---------------------------------------------------------------------------------------------------------------------
                           DIRECTOR   YEAR TERM   AGE    PRINCIPAL OCCUPATIONS DURING PAST FIVE
                             SINCE      WILL             YEARS AND CERTAIN DIRECTORSHIPS
NAME OF DIRECTOR                      EXPIRE*
---------------------------------------------------------------------------------------------------------------------
William Kwan                 1999       2003       60    Retired; Vice President of Business Development of Alcon
                                                         Laboratories, Inc., a medical products company, from
                                                         October 1996 to 1999, and Vice President of International
                                                         Surgical and Instruments from November 1989 to October
                                                         1996.


                                                         Principal and operator of real estate and commercial
Anthony Coppola              2000       2003       63    property, from 1988 to present; Retired Division President of SKF Industries, a manufacturing company, from 1963 to
                                                         1986.

---------------------------------------------------------------------------------------------------------------------

* If elected at the annual meeting.

---------------------------------------------------------------------------------------------------------------------

CLASS III DIRECTORS                    DIRECTORS CONTINUING IN OFFICE
---------------------------------------------------------------------------------------------------------------------
                                       YEAR FIRST BECAME DIRECTOR, YEAR TERM WILL EXPIRE,
                                AGE    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND
NAME OF DIRECTOR                       CERTAIN DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Richard J. DePiano              59     Mr. DePiano has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March
                                       1997.  Mr. DePiano's term will expire in 2002.  Mr. DePiano has been the
                                       Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director
                                       of the Sandhurst Venture Fund since 1986.  Mr. DePiano is Chairman of the
                                       Board of Directors of Surgical Laser Technologies, Inc. and a director of
                                       PhotoMedex, Inc.
---------------------------------------------------------------------------------------------------------------------
Jay L. Federman, MD             62     Dr. Federman served as the Chairman of the Board of Directors of the Company
                                       from February 1996 to March 1997 and continues to serve on the Board of
                                       Directors.  Dr. Federman's term will expire in 2002.  Dr. Federman has served as the Chief of the Division of Ophthalmology at the Medical College
                                       Pennsylvania and M.C.P. Hahnemann School of Medicine and as Co-Director of
                                       the Retina Service at Wills Eye Hospital in Philadelphia, Pennsylvania.  Dr.
                                       Federman is a director of Surgical Laser Technologies, Inc.


---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Class II Directors                     DIRECTORS CONTINUING IN OFFICE


---------------------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR                AGE    YEAR FIRST BECOME DIRECTOR, YEAR TERM WILL EXPIRE, PRINCIPAL OCCUPATIONS
                                       DURING PAST FIVE YEARS AND
                                       CERTAIN DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
Fred G. Choate                  54     Mr. Choate has been a director of the Company since November 1998.  Mr.
                                       Choate's term will expire in 2001.  Mr. Choate has served as President of
                                       Beaumark Capital LLP, a venture capital firm, since January 1999.  Mr.
                                       Choate served as Manager of the Greater Philadelphia Venture Capital Corp.
                                       from 1992 through 1998.
---------------------------------------------------------------------------------------------------------------------


Jeffrey F. O'Donnell            40     President and CEO of PhotoMedex, Inc. since November 1999.  Mr. O'Donnell's term will expire in 2001.  Mr. O'Donnell was President and CEO of X-SITE
                                       Medical L.L.C. from January 1999 until November 1999. President of Radiance
                                       Medical Systems Inc., cardiology products, from May 1997 to January 1999;
                                       Vice President of Sales of Kensey Nash Corporation, cardiology products, from January 1995 to May 1997.
---------------------------------------------------------------------------------------------------------------------







MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held four meetings during the fiscal year ended June 30, 2000. Four out of the five members of the Board of Directors attended in person or telephonically all meetings of the Board of Directors and the Committees of which they were members during the fiscal year ended June 30, 2000. One member of the Board of Directors attended in person or telephonically at least 88% of the total number of meetings of the Board of Directors and the Committees of which they were members during the fiscal year ended June 30, 2000.

      The Board of Directors has established three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee.

      Executive Committee The Executive Committee has the authority to take action that can be taken by the Board of Directors, consistent with applicable law, between meetings of the Board of Directors. The Executive Committee consists of three directors: Mr. DePiano, Mr. Choate and Dr. Federman.

      Audit Committee. The Audit Committee has the primary responsibility of assisting the Board of Directors in fulfilling its responsibility to oversee managements conduct of the Company's financial reporting process. The Committee's functions include: (i) selecting, evaluating and, where appropriate, replacing the independent auditors; (ii) reviewing the scope of the annual audit to be performed by the independent auditors; (iii) reviewing the results of those audits; and (iv) meeting periodically with management and the Company's independent auditors to review financial, accounting and internal control matters. The Audit Committee held three meetings during the fiscal year ended June 30, 2000. The Audit Committee consists of three directors: Mr. Choate, Mr. Kwan and Mr. Coppola.

      Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors on the compensation and benefits payable to the officers and key employees of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee is also charged with determining candidates who are eligible for grants of stock options under the Company's stock option plans. In addition, the Compensation Committee is responsible for administering and interpreting such plans. The Compensation Committee held one meeting during the fiscal year ended June 30, 2000. The Compensation Committee consists of two directors: Mr. Choate and Mr. Coppola.

COMPENSATION OF DIRECTORS

      None of the Company's directors was paid any directors fees by the Company during the fiscal year ended June 30, 2000. On November 9, 1999, each of the following members of the Board of Directors were issued stock options as follows: Dr. Federman was issued stock options to purchase 20,000 shares of the Company's Common Stock, Mr. Kwan was issued stock options to purchase 30,000 shares of the Company's Common Stock, and Mr. Choate and Mr. O'Donnell were each issued stock options to purchase 5,000 shares of the Company's Common Stock. The exercise price for each of these options was $2.06 per share. Each option expires ten years after the date of grant and become exercisable on the grant date. In addition, directors are reimbursed for expenses incurred in connection with attending meetings.

            Jeffrey F. O'Donnell renders consulting services to the Company pursuant to a consulting agreement with the Company dated March 15, 1999. Mr. O'Donnell's consulting agreement provides for an annual consulting fee of $48,000, payable in monthly installments, and reimbursement of expenses reasonably incurred in connection with his services performed for the Company. The consulting agreement expires on March 15, 2002, and Mr. O'Donnell has agreed not to compete with the Company during the term of the consulting agreement and for an additional two years after the expiration of such agreement.

                        EXECUTIVE OFFICERS OF THE COMPANY

      NAME              AGE               POSITION
      ----              ---               --------
Richard J. DePiano      59    Chairman and Chief Executive Officer

Ronald L. Hueneke       57    President and Chief Operating Officer

Harry M. Rimmer         53    Vice President, Corporate Development
                              and Finance, Secretary

      Mr. DePiano's has been a director of the Company since February 1996 and has served as Chairman and Chief Executive Officer of the Company since March 1997. Mr. DePiano has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. Mr. DePiano is Chairman of the Board of Directors of Surgical Laser Technologies, Inc. Mr. DePiano is a member of the Board of Directors of PhotoMedex, Inc.

      Mr. Hueneke was appointed President of the Company and Chief Operating Officer in July 1998. From 1991 until 1996, Mr. Hueneke held various senior management positions with EOI. Mr. Hueneke co-founded Trek Medical Products, Inc., a vitreoretinal instrument and equipment business, in 1983 and served as its President until October 1991 when it was acquired by EOI.

       Mr. Rimmer was appointed Vice President, Corporate Development of the Company in March 2000. In August 2000 his role was expanded to include Vice President Finance and Secretary. From 1996 until 1999 he served as the Finance Director for Irving Tissue, Inc., a manufacturing and marketing company based in Philadelphia. In 1995 Mr. Rimmer was the Finance Officer for a division of Scott Paper, and for the first eight months of 1996 Mr. Rimmer was employed by the Kimberly Clark organization in connection with the divestment of a business unit.


EXECUTIVE COMPENSATION

      The following table sets forth certain compensation paid by the Company to its Chief Executive Officer and certain other highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown.

--------------------------------------------------------------------------------------------------------------------------
                                               SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                        ANNUAL COMPENSATION                    LONG-TERM
                                                                              COMPENSATION
                                                                                  AWARDS
--------------------------------------------------------------------------------------------------------------------------
NAME AND                          YEAR    SALARY       BONUS        OTHER ANNUAL       SECURITIES          ALL OTHER
PRINCIPAL POSITION                                                  COMPENSATION       UNDERLYING        COMPENSATION(3)
                                                                                       OPTIONS
--------------------------------------------------------------------------------------------------------------------------
Richard J. DePiano(1)             2000    $240,000     $      0           --             $     0            $27,400
Chairman and Chief Executive      1999    $240,000     $120,000           --             $10,938                 --
Officer                           1998    $240,000                        --                  --                 --

--------------------------------------------------------------------------------------------------------------------------
Ronald L. Hueneke(2)              2000    $105,000     $      0           --             $     0              6,500
President and Chief Operating     1999    $105,000     $ 40,000           --             $ 3,125                 --
Officer                           1998    $105,000     $ 20,000           --             $ 5,625                 --

--------------------------------------------------------------------------------------------------------------------------

(1) Mr. DePiano became Chairman and Chief Executive Officer of the Company on March 1, 1997.

(2) Mr. Hueneke became President and Chief Operating Officer of the Company on July 1, 1998.

(3) Includes payment by the Company of (i) in the case of Mr. DePiano, (a) an automobile allowance in the amount of $10,400 and (b) $17,000 in insurance premiums paid for life insurance; (ii) in the case of Mr. Hueneke an automobile allowance in the amount of $6,500.

---------------------------------------------------------------------------------------------


                             OPTION GRANTS IN LAST FISCAL YEAR
                                     INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------
          NAME              NUMBER OF       % OF TOTAL
                            SECURITIES        OPTIONS
                            UNDERLYING      GRANTED TO       EXERCISE
                             OPTIONS       EMPLOYEES IN        PRICE         EXPIRATION
                            GRANTED(1)      FISCAL YEAR    (PER SHARE)          DATE
---------------------------------------------------------------------------------------------
Richard J. DePiano           90,000            41%            $2.06            11/09/09
---------------------------------------------------------------------------------------------
Ronald L. Hueneke            27,500            13%            $2.06            11/09/09
---------------------------------------------------------------------------------------------


(1) These options were granted under the Company's 1999 Equity Incentive Plan and have a term of ten years, subject to earlier termination in certain events. See "Employment Agreements." The options of Mr. Hueneke vest over a five-year period. The options of Mr. DePiano vested over a twenty-four month period.

---------------------------------------------------------------------------------------------------------------------
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE
---------------------------------------------------------------------------------------------------------------------
NAME                       SHARES       VALUE          NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                          ACQUIRED     REALIZED       OPTIONS AT JUNE 30, 2000            IN-THE-MONEY OPTIONS
                             ON                                                           AT JUNE 30, 2000(1)
                          EXERCISE                EXERCISABLE     UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
Richard J. DePiano           --           --          180,417        109,583             0                 0
---------------------------------------------------------------------------------------------------------------------
Ronald L. Hueneke            --           --           16,042        51,458            $1,295               $2,775
---------------------------------------------------------------------------------------------------------------------

-------------------

(1) Potential unrealized value is (i) the fair market value at fiscal 2000 year-end less the option exercise price times (ii) the number of options. Fair market value as of fiscal 2000 year-end was determined based on a closing sale price on June 30, 2000 of $2.06.

      No awards were made to any named executive officer during such fiscal year under any long-term incentive plan. The Company does not sponsor any defined benefit or actuarial plans at this time.

EMPLOYMENT AGREEMENTS

      On May 12, 1998, the Company entered into an employment agreement with Richard J. DePiano as the Chairman and Chief Executive Officer of the Company. The term of the employment agreement commenced on May 12, 1998 and continue through June 30, 2001. The employment agreement renews on July 1 of each year for successive terms of three years unless either party notifies the other party at least 30 days prior to such date of the notifying party's determination not to renew the agreement. The agreement provides for a base salary of $240,000 per year plus incentive compensation in the form of a cash bonus to be paid by the Company to Mr. DePiano at the discretion of the Board of Directors in a maximum annual amount equal to 50% base salary, or $120,000. The agreement also provides for health and long term disability insurance and other fringe benefits as well as an automobile allowance of $800 per month.

      Ronald L. Hueneke entered into an employment agreement with a predecessor of the Company in October 1991, which has been assumed by the Company. Mr. Hueneke's employment agreement provides for a base salary at a rate established by the Company's Board of Directors, which is currently set as $105,000 per annum. Mr. Hueneke is also entitled to receive incentive compensation in the form of a cash bonus to be paid to Mr. Hueneke at the discretion of the Board of Directors in a maximum annual amount of 40% of base salary, or $40,000. The agreement also provides for health, life and long-term disability insurance and other fringe benefits. The employment agreement, which had an initial term of five years, renews automatically from year to year unless either party notifies the other in writing at least 90 days prior to the expiration of the then current term of its determination not to renew the agreement.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of September 25, 2000 certain information regarding the beneficial ownership of the Common Stock by (i) each stockholder known by the Company to be a beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for election as director of the Company, (iii) each of the Named Executive Officers as such term is defined in
Item 402(a)(3) of Regulation S-K and (iv) all directors and executive officers of the Company as a group. Pursuant to the rules and regulations promulgated under the Exchange Act the table sets forth the most recent information provided in filings made with the SEC by the reporting persons.

      The calculation of percentage ownership as shown for each person in the following table assumes the exercise of all options and warrants held by such person but not the exercise of any other person's options or warrants. Additionally, certain of the reporting persons share beneficial ownership of certain securities of the Company. Any securities as to which beneficial ownership is shared are set forth on the table below as beneficially owned by each person to whom beneficial ownership may be attributed. See the footnotes to the table for information as to shared beneficial ownership of the Company's securities.


-------------------------------------------------------------------------------------------------------------------
                                           BENEFICIAL OWNERSHIP TABLE
-------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                          AMOUNT OF        PERCENT       AMOUNT OF     AMOUNT OF     AGGREGATE
OF BENEFICIAL OWNER                       BENEFICIAL       OF CLASS     BENEFICIAL    AGGREGATE      PERCENT
                                         OWNERSHIP OF                   OWNERSHIP     BENEFICIAL     OF CLASS
                                         OUT STANDING                   OF SHARES     OWNERSHIP
                                           SHARES(1)**                 UNDERLYING
                                                                        OPTIONS/
                                                                       WARRANTS***
------------------------------------------------------------------------------------------------------------------
D. Blech and D. Blech & Company,               --             --        565,000        565,000        14.8%
Incorporated (2)
599 Lexington Avenue
New York, NY 10022
------------------------------------------------------------------------------------------------------------------
Fred G. Choate (3)                            816              *         15,000         15,816           *
------------------------------------------------------------------------------------------------------------------
Richard J. DePiano                         16,528              *        350,000        366,528        10.2%
------------------------------------------------------------------------------------------------------------------
Jay L. Federman, M.D                       41,184            1.3%        35,000         76,184         2.3%
------------------------------------------------------------------------------------------------------------------
Jeffrey F. O'Donnell                        1,000              *         15,000         16,000           *

William Kwan                                   --             --         30,000         30,000           *

Ronald L. Hueneke                          16,995              *         87,500        104,495         3.1%

Anthony Coppola                                --             --             --             --          --

All directors and executive officers       76,523            2.4%       532,500        609,023        15.8%
as a group (7 persons)
---------------------------------------------------------------------------------------------------------------------

*     Less than 1%.

** Includes outstanding shares owned by the named person but does not include shares as to which such person has the right to acquire.

*** Represents shares underlying Class A Redeemable Common Stock Purchase Warrants ("Class A Warrants") and Class B Redeemable Common Stock Purchase Warrants ("Class B Warrants"), each of which (i) entitles the holder thereof to purchase one-quarter of a share of Common Stock at a price of $6.25 and $7.50, respectively, and (ii) was issued in connection with a November 1993 offering.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) As reported on Amendment No. 3 to the Statement on Schedule 13D dated October 5, 1995. The ownership of shares underlying options and warrants, as set forth for Mr. Blech, consists entirely of shares underlying 1,380,000 Class A Warrants and 880,000 Class B Warrants owned by D. Blech & Company.

(3)   Mr. Choate shares voting power of 215 of these shares with his wife.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On February 12, 1996, the Company acquired substantially all of the assets and certain of the liabilities of EOI Corp., a Pennsylvania corporation ("EOI"), pursuant to an Assets Sale and Purchase Agreement, in exchange for shares of the Company's Common Stock. The total estimated cost of the acquisition was $8,900,000, including liabilities assumed (which includes the assumption of costs associated with certain litigation involving EOI) of $1,016,340 and estimated transaction costs of approximately $928,000. The acquisition was accounted for using the purchase method of accounting and included the acquisition of accounts receivable, inventories, equipment and various other tangible and intangible assets. The total purchase price over the fair value of net assets acquired approximates $4,100,000. Another $1,000,000 of the purchase price was assigned to in-process technology and was charged to operations immediately following the acquisition. Mr. DePiano and Dr. Federman were members of the Board of Directors of EOI at the time of the acquisition. Ronald L. Hueneke, President of the Company, served as a Vice President of EOI prior to the consummation of the acquisition. EOI through August 1998 was the beneficial owner of 42.2% of the outstanding Common Stock of the Company, and since such date EOI has distributed to its individual stockholders all of the outstanding Common Stock of the Company in accordance with its winding up process.

      Commencing November 17, 1994, upon the exercise of any Class A Redeemable Common Stock Purchase Warrant or Class B Redeemable Common Stock Purchase Warrant (a "Warrant"), to the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission (the "Commission"), the Company has agreed to pay D. Blech & Company, Incorporated ("Blech"), except in certain limited circumstances, a fee of 5% of the exercise price of such Warrant if (i) the market price of the Common Stock is greater than the exercise price of such Warrant on the date of exercise; (ii) on the date of exercise Blech is a registered broker-dealer and its registration has not been suspended; (iii) such Warrant is not held in a discretionary account; and (iv) the solicitation of such Warrant was not in violation of Rule 10b-6 promulgated under the Securities Exchange Act of 1934, as amended. The Company has agreed not to solicit the exercise of any Warrant other than through Blech unless Blech is legally unable to solicit such exercise or is prohibited from doing so by the rules of the NASD or otherwise, in which event the Company may solicit such exercise, either itself or with the assistance of a third party.


      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's

Common Stock, to file with the Commission reports of ownership and changes in ownership. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the period July 1, 1999 through June 30, 2000, all filing requirements applicable to its officers and directors were complied with, except that Richard J. DePiano, Jay L. Federman, Ronald L. Hueneke, Fred G. Choate, William Kwan and Jeffrey O'Donnell each reported one transaction during the year ended June 30, 2000 late and Fred
G. Choate and William Kwan filed their respective initial reports on Form 3 late and each filed their respective Form 5 late.


                                (PROPOSAL NO. 2)

                     AMENDMENT OF 1999 EQUITY INCENTIVE PLAN

         At the Annual Meeting, there will be presented to the stockholders a proposal to approve and adopt an amendment to the Company's 1999 Equity Incentive Plan (the "Equity Incentive Plan"). On August 22, 2000 the Board of Directors of the Company approved the proposed amendment to the Equity Incentive Plan subject to stockholder approval at the Annual Meeting. The amendment will not be effective unless and until stockholder approval is obtained.

         The amendment would increase the number of shares available for issuance under the Company's Equity Incentive Plan from 235,000 to 435,000 shares of Common Stock. The Board of Directors believes that the Company's ability to grant options under the Equity Incentive Plan is a valuable and necessary compensation tool that aligns the long-term financial interests of eligible director, officers, key employees and consultants with the financial interests of the Company's stockholders. As of September 25, 2000 options to purchase 124,258 shares of Common Stock were outstanding under the Equity Incentive Plan; options to purchase 110,742 shares remain available for future grants. An increase in the number of shares available for issuance is necessary to meet the above objectives. The Board of Directors believes that it is in the best interests of the Company and its stockholders to incorporate this change into the Equity Incentive Plan.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.


                      ------------------------------------
                    DESCRIPTION OF THE EQUITY INCENTIVE PLAN
                      ------------------------------------


      The purpose of the Equity Incentive Plan is to enhance the ability of the Company and its subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to those persons and to promote the success of the Company. The Equity Incentive Plan authorized the grant of options for a maximum of 235,000 shares of the Company's Common Stock.

      Options granted under the Equity Incentive Plan may be options intended to qualify as incentive stock options ("Incentive Stock Options") under section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that are not intended to so qualify ("Non-Qualified Stock Options") (collectively the "Options") granted to those officers, directors, consultants and key employees of the Company and the subsidiaries of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and the subsidiaries of the Company. Nothing contained in the Equity Incentive Plan affects the right of the Company or any subsidiary of the Company to terminate the employment of any employee or the services of any director, optionee or consultant.

      As of September 25, 2000, options to purchase 124,258 shares of the Common Stock were granted under the Equity Incentive Plan. The Company believes that the shares reserved under the Equity Incentive Plan will be required to satisfy anticipated annual Option grants over the next several years. The number of persons who are eligible to participate in the Equity Incentive Plan is approximately 63, including executive officers and directors of the Company and executive officers of subsidiaries of the Company.

      On September 25, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap was $2.69 per share.

      No Options may be granted under the Equity Incentive Plan after July 15, 2009. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. The maximum number of shares of Common Stock for which Options may be granted under the Equity Incentive Plan to any employee in any calendar year is 100,000 shares.

      The Equity Incentive Plan is administered by a committee appointed by the Board of Directors of the Company, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the Compensation Committee of the Board of Directors, consisting of Mr. Choate and Mr. Coppola. See "Election of Directors -- Meetings and Committees of the Board of Directors." The Committee is authorized to (i) interpret the provisions of the Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the directors, officers, employees and consultants to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

      The exercise price of shares subject to Options granted under the Equity Incentive Plan will be set by the Committee but may not be less than 100%, with respect to Incentive Stock Options, and 85%, with respect to Non-Qualified Stock Options, of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

      Options will be evidenced by written agreements in such form not inconsistent with the Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no Option that is unexercisable at the time of the optionee's termination of employment or service to the Company may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

      An outstanding Non-Qualified Stock Option that has become exercisable generally terminates one year after the optionee ceases to be a consultant, director, officer or employee of the Company or any subsidiary due to death, retirement or total disability and three months after such termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability, death or retirement and three months after an employment termination for any other reason. Notwithstanding, the foregoing, an Incentive Stock Option that is exercised more that three months after termination of employment due to retirement will have its status as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

      The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

      The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

      The Board of Directors may terminate or amend the Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the Equity Incentive Plan without the consent of an optionee if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

      Based on the advice of counsel, the Company believes that the normal operation of the Equity Incentive Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the Equity Incentive Plan.

      An employee receiving an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

      In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

      Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in the Optionee's income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

      Incentive Stock Options granted under the Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. (Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee's computation of the Optionee's alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

      If the Optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition." In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

      Except as provided below, the use of shares already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option (if any), and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

      Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

      The Company will be entitled to a tax deduction in connection with an Option under the Equity Incentive Plan in an amount equal to the ordinary income realized by the Optionee and at the time such Optionee recognizes such income (including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

      The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Equity Incentive Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Equity Incentive Plan or upon the Optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

                               NEW PLAN BENEFITS
                             Equity Incentive Plan

-----------------------------------------------------------------------------
NAME AND POSITION               DOLLAR VALUE ($)         NUMBER OF UNITS
-----------------------------------------------------------------------------
Richard J. DePiano                  $ 0                           0
-----------------------------------------------------------------------------
Ronald L. Hueneke                   $ 0                      27,500
-----------------------------------------------------------------------------
Executive Group                     $ 0                      52,500
-----------------------------------------------------------------------------
Non-Executive                       $ 0                      60,000
   Director Group
-----------------------------------------------------------------------------
Non-Executive Officer               $ 0                      11,758
  Employee Group
-----------------------------------------------------------------------------


                                (PROPOSAL NO. 3 )

        APPROVAL OF EQUITY INCENTIVE PLAN FOR EMPLOYEES OF SONOMED, INC.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE EQUITY INCENTIVE PLAN FOR EMPLOYEES OF SONOMED, INC.

      At the Annual Meeting, the stockholders will be asked to consider and vote upon the approval of the Equity Incentive Plan for Employees of Sonomed, Inc. (the "Sonomed Equity Incentive Plan"). The Board of Directors adopted the Sonomed Equity Incentive Plan on November 9, 1999, subject to stockholder approval at the Annual Meeting, in order to make additional shares available under the Sonomed Equity Incentive Plan in the future for key employees of Sonomed, Inc. a wholly owned subsidiary of the Company ("Sonomed").

      The purpose of the Sonomed Equity Incentive Plan is to enhance the ability of the Company to attract and retain the best available personnel for position of substantial responsibility, to provide additional incentives to those persons and to promote the success of the Company and Sonomed. The Sonomed Equity Incentive Plan authorized the grant of options for a maximum of 330,000 shares of the Company's Common Stock.

      Options granted under the Sonomed Equity Incentive Plan may be options intended to qualify as Incentive Stock Options and options that are not intended to so qualify Non-Qualified Stock Options granted to eligible key employees of Sonomed who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company and Sonomed. Nothing contained in the Sonomed Equity Incentive Plan affects the right of the Company or Sonomed to terminate the employment of any optionee.

      As of September 25, 2000, options to purchase 330,000 shares of the Company's Common Stock were granted under the Sonomed Equity Incentive Plan. The Company believes that the shares reserved under the Sonomed Equity Incentive Plan will be required to satisfy anticipated annual Option grants over the next several years. The number of persons who are eligible to participate in the Sonomed Equity Incentive Plan is approximately 4.

      On September 25, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap was $2.69 per share.

      No Options may be granted under the Sonomed Equity Incentive Plan after November 9, 2009. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the Sonomed Equity Incentive Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the Sonomed Equity Incentive Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company.

      The Sonomed Equity Incentive Plan is administered by a committee appointed by the Board of Directors of the Company, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"), and is currently administered by the Compensation Committee of the Board of Directors, consisting of Mr. Choate and Mr. Coppola. See "Election of Directors -- Meetings and Committees of the Board of Directors." The Committee is authorized to (i) interpret the provisions of the Sonomed Equity Incentive Plan and decide all questions of fact arising in its application; (ii) select the employees of Sonomed to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the Sonomed Equity Incentive Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

      The exercise price of shares subject to Options granted under the Sonomed Equity Incentive Plan will be set by the Committee but may not be less than 100% of the fair market value per share of Common Stock on the date the Option is granted as determined by the Committee.

      Options will be evidenced by written agreements in such form not inconsistent with the Sonomed Equity Incentive Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised. The Committee may accelerate the exercisability of any Option upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Unless otherwise determined by the Committee, no Option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No Option may be exercised after ten years from the date of grant.

      An outstanding Non-Qualified Stock Option that has become exercisable generally will terminate within such period of time after an optionee's termination of employment for any reason as specified in the applicable option agreement. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability or death and five years after an employment termination for any other reason. Notwithstanding the foregoing, an Incentive Stock Option that is exercised more than three months after such termination of employment will lose its status as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an Option may be exercised only by the optionee.

      The Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees of Sonomed. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

      The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, in shares of Common Stock valued at their then fair market value, or a combination thereof, as determined in the discretion of the Committee. It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

AMENDMENT AND TERMINATION

      The Board of Directors may terminate or amend the Sonomed Equity Incentive Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. No modification, amendment or termination may be made to the Sonomed Equity Incentive Plan without the consent of an optionee if such modification, amendment or termination will affect the rights of the optionee under an Option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

      Based on the advice of counsel, the Company believes that the normal operation of the Sonomed Equity Incentive Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the Sonomed Equity Incentive Plan.

      An Optionee will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

      In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

      Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in the Optionee's income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

      Incentive Stock Options granted under the Sonomed Equity Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of Sonomed or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. (Of course, in all of these situations, the Incentive

Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the Optionee's computation of the Optionee's alternative minimum tax. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

      If the Optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition." In that event, the Optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

      Except as provided below, the use of shares already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option (if any), and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

      Under current law, any gain realized by an Optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

      The Company will be entitled to a tax deduction in connection with an Option under the Sonomed Equity Incentive Plan in an amount equal to the ordinary income realized by the Optionee and at the time such Optionee recognizes such income (including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

      The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Sonomed Equity Incentive Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the Sonomed Equity Incentive Plan or upon the Optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

VOTE REQUIRED

      Approval of the Sonomed Equity Incentive Plan will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SONOMED EQUITY INCENTIVE PLAN.


                                NEW PLAN BENEFITS
                              Equity Incentive Plan

-----------------------------------------------------------------------------
NAME AND POSITION               DOLLAR VALUE ($)           NUMBER OF UNITS
-----------------------------------------------------------------------------
Lou Katz                             $   0                     90,000
------------------------------------------------------------------------------
Executive Group                      $   0                     90,000
------------------------------------------------------------------------------
Non-Executive                        $   0                          0
   Director Group
------------------------------------------------------------------------------
Non-Executive Officer                $   0                    240,000
  Employee Group
------------------------------------------------------------------------------

                                (PROPOSAL NO. 4)

                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors has appointed the firm of Parente Randolph Orlando Carey & Associates, LLP as independent public accountants for the year ending June 30, 2001.

      The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendations of the Audit Committee. In making its recommendations, the Audit Committee reviews both the audit scope and estimated audit fees for the coming year. This appointment will be submitted to the stockholders for ratification at the Annual Meeting.

      Although not required by law or by the By-laws of the Company, the Board of Directors has determined that it would be desirable to request ratification of this appointment by the stockholders. If ratification is not received, the Board will reconsider the appointment. A representative of Parente Randolph Orlando Carey & Associates, LLP is expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

      The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy of the Annual Meeting are entitled to vote will be required for the ratification of the selection of the Company's auditors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH ORLANDO CAREY AND ASSOCIATES, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.


                                  OTHER MATTERS

      The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

      Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2001 annual meeting of stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at 351 East Conestoga Road, Wayne, PA 19087 not later than June 29, 2001.

      Pursuant to Section 2.3 of the Company's By-Laws, if a stockholder wishes to present at the Company's 2001 annual meeting of stockholders (i) a proposal relating to nominations for and election of directors for consideration by the Company's Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the stockholder must comply with the provisions relating to stockholder proposals set forth in the Company's By-Laws, which are summarized below. Written notice of any such proposal containing the information required under the Company's By-laws, as described herein, must be delivered in person, by first class United States mail postage prepared or by reputable overnight delivery service to the Company's Secretary at the Company's principal executive offices at 351 East Conestoga Road, Wayne, PA 19087 during the period commencing on June 29, 2001 and ending on July 29, 2001.

      A written proposal of nomination for a director must set forth (A) the name and address of the stockholder who intends to make the nomination (the "Nominating Stockholder"), (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Company beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed. Only candidates nominated by stockholders for election as a member of the Company's Board of Directors in accordance with the By-law provisions summarized herein will be eligible to be considered by the Company's Board of Directors for nomination for election as a member of the Company's Board of Directors at such meeting of stockholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at such meeting of stockholders.

      A written proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy solicitation rules of the SEC if proxies were solicited for stockholder consideration of the matter at a meeting of stockholders. Only stockholder proposals submitted in accordance with the By-law provisions summarized above will be eligible for presentation at the 2001 annual meeting of stockholders, and any matter not submitted to the Company's Board of Directors in accordance with such provisions will not be considered or acted upon at the 2001 annual meeting of stockholders.

ANNUAL REPORT ON FORM 10-K

      The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of such person, a copy of the Company's annual report on Form 10-K and the Annual Report for the year ended June 30, 2000, including the financial statements, but excluding exhibits. Requests for copies of such report should be directed to the Company, Attention:
Richard J. DePiano.

      EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY                                                                     PROXY

                             ESCALON MEDICAL CORP.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 2, 2000

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints RICHARD J. DEPIANO and HARRY M. RIMMER or either of them acting alone in the absence of the other, the attorneys, agents and proxies of the undersigned, with full powers of substitution (the "Proxies"), to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of Escalon Medical Corp. (the "Company") to be held at the offices of Duane, Morris & Heckscher, LLP One Liberty Place, 1650 Market Street, Philadelphia, PA 19103, on November 2, 2000 at 9:00 a.m. or any adjournment thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

1. ELECTION OF DIRECTORS     __FOR all nominees listed   __WITHHOLD AUTHORITY
                             below (except as marked     to vote for the all
                             to contrary)                nominees

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

                    Anthony Coppola          William Kwan

   THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES IN PROPOSAL 1.

2. PROPOSAL TO APPROVE AN AMENDMENTS TO THE COMPANY'S 1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR AWARD UNDER THE PLAN.

                  FOR__          AGAINST__      ABSTAIN__

   THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 2.

3. PROPOSAL TO APPROVE THE COMPANY'S EQUITY INCENTIVE PLAN FOR EMPLOYEES OF SONOMED, INC.

                  FOR__          AGAINST__      ABSTAIN__

   THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 3.

4. PROPOSAL TO RATIFY THE SELECTION OF PARENTE RANDOLPH ORLANDO CAREY & ASSOCIATES, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                  FOR__          AGAINST__      ABSTAIN__

   THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 4.

5. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Annual Meeting and any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.




   IMPORTANT - PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

     This Proxy when properly executed will be voted as specified. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted "FOR" each director nominee, "FOR" approval of an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares available for award under the Plan, "FOR" approval of the Company's Equity Incentive Plan for Employees of Sonomed, Inc. and "FOR" the ratification of Parente Randolph Orlando Carey & Associates, LLP as the independent auditors of the Company. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of the Board of Directors. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and electing to vote in person.

     Please sign exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian or corporate officer, please give full title.


                              DATE                                      , 2000
                                  -------------------------------------


                              ------------------------------------------------
                              SIGNATURE


                              ------------------------------------------------
                              SIGNATURE


                     I Do         I Do Not        expect to attend the meeting.
                          ------            ------

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.